Exhibit (s)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Ellen Harvey, whose signature appears below, constitutes and appoints Harold Schaaff her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, in any and all capacities to sign, any registration statement or amendments to any registration statement of:

Aetos Capital Long/Short Strategies Fund, LLC

Aetos Capital Distressed Investment Strategies Fund, LLC

Aetos Capital Multi-Strategy Arbitrage Fund, LLC

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

Dated: January 24, 2018

/s/ Ellen Harvey
Ellen Harvey

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Pierre de Saint Phalle, whose signature appears below, constitutes and appoints Harold Schaaff his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities to sign, any registration statement or amendments to any registration statement of:

Aetos Capital Long/Short Strategies Fund, LLC

Aetos Capital Distressed Investment Strategies Fund, LLC

Aetos Capital Multi-Strategy Arbitrage Fund, LLC

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

Dated: January 24, 2018

/s/ Pierre de Saint Phalle
Pierre de Saint Phalle

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Warren J. Olsen, whose signature appears below, constitutes and appoints Harold Schaaff his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities to sign, any registration statement or amendments to any registration statement of:

Aetos Capital Long/Short Strategies Fund, LLC

Aetos Capital Distressed Investment Strategies Fund, LLC

Aetos Capital Multi-Strategy Arbitrage Fund, LLC

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

Dated: January 24, 2018

/s/ Warren J. Olsen
Warren J. Olsen